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                                                                   Exhibit 10(r)

                                                                  EXECUTION COPY
                             AMENDMENT NUMBER ONE TO
                            THE BRIDGE LOAN AGREEMENT
                            -------------------------


                  This Amendment Number one to the Bridge Loan Agreement (this "Amendment") is entered into as of July 20, 2000, by and among Lincoln Electric Holdings, Inc., an Ohio corporation (the "Company"), J.P. Morgan Ventures Corporation ("JPMVC"), as a Lender, as agent for the Holders, as joint lead arranger and as joint lead bookrunner, and Credit Suisse First Boston ("CSFB"), as a Lender, joint lead arranger, syndication agent and joint bookrunner.

                               W I T N E S S T H:
                               - - - - - - - - -

                  WHEREAS, the Company, The Lincoln Electric Company, Lincoln Electric Global Limited, the domestic subsidiaries of the Company signatories thereto, the foreign subsidiaries of the Company signatories thereto, the financial institutions listed on the signature pages thereof, CSFB, as a joint lead arranger, administrative agent, collateral agent and bookrunner, and JP Morgan Securities, Inc., as a joint lead arranger and as syndication agent, entered into that certain credit and guaranty agreement, dated as of April 25, 2000 (the "Credit Agreement");

                  WHEREAS, the Company, The Lincoln Electric Company, Lincoln Electric Global Limited, the domestic subsidiaries of the Company signatories thereto, the foreign subsidiaries of the Company signatories thereto, the financial institutions listed on the signature pages thereof, CSFB, as a joint lead arranger, administrative agent, collateral agent and bookrunner, JP Morgan Securities, Inc., as a joint lead arranger, and Morgan Guaranty Trust Company of New York, as syndication agent, have agreed to amend and restate the Credit Agreement, dated the date hereof (as amended, restated, or otherwise modified from time to time, the "Amended and Restated Credit Agreement");

                  WHEREAS, the parties hereto have entered into that certain Bridge Loan Agreement, dated April 25, 2000 (the "Bridge Loan Agreement");

                  WHEREAS, the parties hereto have agreed to amend the Bridge Loan Agreement in accordance to the terms and conditions hereof; and

                  WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Bridge Loan Agreement, as amended hereby.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Company and the Lenders hereby agree as follows:

                  SECTION 1. AMENDMENTS TO THE DEFINITIONS. The following definitions contained in SECTION 1.1 of the Bridge Loan Agreement are hereby amended and restated in their entirety to read as follows:


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                  "Exchange Notes" shall mean the senior unsecured notes issued by the Company at the request of any Holder pursuant to
                  SECTION 2.7 in such form as is customary for transactions of this type and as may be approved by the Lenders.

                  "Credit Agreement" shall mean the amended and restated credit agreement, dated July __, 2000, by and among the Company, The Lincoln Electric Company, Lincoln Electric Global Limited, the domestic subsidiaries of the Company signatories thereto, the foreign subsidiaries of the Company signatories thereto, the financial institutions listed on the signature pages thereof, CSFB, as a joint lead arranger, administrative agent, collateral agent and bookrunner, JP Morgan Securities, Inc., as a joint lead arranger and Morgan Guaranty Trust Company of New York, as syndication agent, (as may be further amended, restated, or otherwise modified from time to time).

                 SECTION 2. AMENDMENTS TO EXHIBIT A. The following terms contained in EXHIBIT A of the Bridge Loan Agreement are hereby amended and restated in their entirety to read as follows:

                  GUARANTEES: The obligations of the Company under the Exchange Notes will be unconditionally guaranteed on a senior unsecured basis by each existing and subsequently acquired or organized subsidiary of the Company that issues a guarantee or becomes an obligor under the Credit Agreement in respect of Domestic Obligations.

                  RANK: Exchange Notes will be senior unsecured obligations of the Company.

                  COVENANTS: Those typical for an indenture governing a high-yield senior unsecured note issue, including a "change in control" put provision, and, to the extent deemed reasonably necessary by the Lenders and reasonably satisfactory to the Company, certain covenants contained in the Agreement and the other Loan Documents.

                  EVENTS OF DEFAULT: Those typical for an indenture governing a high-yield senior unsecured note issue.

                  SECTION 3. MISCELLANEOUS.

                  (a) Upon the effectiveness of this Amendment, each reference in the Bridge Loan Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.


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                  (b)      Upon the effectiveness of this Amendment, each
         reference in the Bridge Loan Agreement to "the Credit Agreement, as in effect on the date hereof" or words of like import referring to the Credit Agreement, as then effect shall mean and refer to the Amended and Restated Credit Agreement as in effect on the date hereof.

                  (c) This Amendment and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law).

                  (d) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall no affect the validity, enforceability and binding effect of this Amendment.

                  [Remainder of Page Intentionally Left Blank]




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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                  LINCOLN ELECTRIC HOLDINGS, INC.



                                  By:
                                      -----------------------------------
                                       Name:
                                       Title:

                                  Notice Address:



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                                  LENDERS:
                                  --------

                                  J.P. MORGAN VENTURES CORPORATION
                                  as a Lender



                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:



                                  Notice Address:

                                  60 Wall Street
                                  New York, NY  10260
                                  Attention:


                                  CREDIT SUISSE FIRST BOSTON
                                  as a Lender



                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:



                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:



                                  Notice Address:

                                  Eleven Madison Avenue
                                  New York, New York  10010
                                  Attention:




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                                  J.P. MORGAN VENTURES CORPORATION
                                  as Joint Lead Arranger, Agent and Joint
                                  Bookrunner



                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                  Notice Address:

                                  60 Wall Street
                                  New York, NY  10260
                                  Attention:



                                  CREDIT SUISSE FIRST BOSTON
                                  as Joint Lead Arranger, Syndication Agent and Joint Bookrunner



                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                  Notice Address:

                                  Eleven Madison Avenue
                                  New York, New York  10010
                                  Attention: